Exhibit 10.3

Budget Truck Funding, LLC

6 Sylvan Way

Parsippany, NJ 07054

May 10, 2007

Riverside Funding LLC, as CP Conduit Purchaser

    c/o Global Securitization Services, LLC

    445 Broad Hollow Road, Suite 239

    Melville, NY 11747

Deutsche Bank, AG, New York Branch, as APA Bank

    60 Wall Street, 19th Floor

    New York, NY 10005

Deutsche Bank Securities, Inc., as Funding Agent

    60 Wall Street, 19th Floor

    New York, NY 10005

    Re: Budget Truck Funding, LLC Series 2006-1 Rental Truck Asset Backed Notes

Ladies and Gentlemen:

Reference is hereby made to the Series 2006-1 Supplement, dated as of May 11, 2006 (as may be amended, supplemented or modified from time to time in accordance with its terms, the “Series 2006-1 Supplement”), among Budget Truck Funding, LLC (“BTF”), as Issuer, Budget Truck Rental, LLC, as Administrator, Deutsche Bank Securities, Inc., as Administrative Agent, Certain CP Conduit Purchasers, Certain Funding Agents, Certain APA Banks and The Bank of New York Trust Company, N.A., as Trustee (in such capacity, the “Trustee”), as Series 2006-1 Agent and Securities Intermediary, to the Base Indenture, dated as of May 11, 2006 (as may be amended, supplemented or modified from time to time in accordance with its terms, the “Base Indenture”), between BTF and the Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Series 2006-1 Supplement or the Base Indenture, as applicable.

Pursuant to the Series 2006-1 Supplement, BTF hereby requests that the Series 2006-1 Commitment Termination Date be extended from the Series 2006-1 Initial Commitment Termination Date to May 8, 2008.

Each of Riverside Funding LLC, as CP Conduit Purchaser, Deutsche Bank, AG, New York Branch, as APA Bank, and Deutsche Bank Securities, Inc., as Funding Agent, by executing the appropriate signature block below, hereby agrees to the extension of the Series

2006-1 Commitment Termination Date as effected by this letter. In consideration for such extension, BTF agrees to pay a renewal fee equal to 0.05% of the Series 2006-1 Maximum Invested Amount to Deutsche Bank Securities, Inc. on the date hereto.

This letter may be executed in any number of counterparts, and by different parties hereto on separate counterparts, each of which when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

THIS LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

* * * * * * * *

Yours truly,

BUDGET TRUCK FUNDING, LLC, as Issuer

By:	/s/: Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Assistant Treasurer

ACKNOWLEDGED AND AGREED

RIVERSIDE FUNDING LLC, as CP Conduit Purchaser

By:	/s/: Frank B. Bilotta
Name: Frank B. Bilotta
Title: Vice President

By:	/s/: Jill A. Gordon
Name: Jill A. Gordon
Title: Vice President

DEUTSCHE BANK, AG, NEW YORK BRANCH, as APA Bank

By:	/s/: Eric Shea
Name: Eric Shea
Title: Managing Director

By:	/s/: Sergey Moiseyenko
Name: Sergey Moiseyenko
Title: Vice President

DEUTSCHE BANK SECURITIES, INC., as Funding Agent

By:	/s/: Eric Shea
Name: Eric Shea
Title: Managing Director

By:	/s/: Sergey Moiseyenko
Name: Sergey Moiseyenko
Title: Vice President